UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 16, 2026

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110
(Address of principal	(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2026, Ironwood Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As described in Item 5.07 below, at the Annual Meeting, the stockholders of the Company voted to approve an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Plan”, as amended by the Plan Amendment, the “Amended Plan”). The Plan Amendment, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval, increases the number of shares of Company’s Class A common stock available for issuance under the Amended Plan by 10,000,000 shares.

The terms of the Amended Plan are described on pages 53 to 58 in the Company’s Definitive Proxy Statement on Schedule 14A , filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”).

The foregoing description of the Plan Amendment is a summary only and is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

1.	The stockholders elected eight director nominees, each to serve on the board of directors of the Company for a one-year term extending until the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her death, resignation or removal, based on the following votes:

Director Nominee	For	Withheld	Broker Non-Votes
Mark Currie, Ph.D.	107,222,711	2,414,993	15,446,984
Alexander Denner, Ph.D.	104,323,731	5,313,973	15,446,984
Jon Duane	105,956,515	3,681,189	15,446,984
Marla Kessler	107,142,336	2,495,368	15,446,984
Thomas McCourt	107,152,086	2,485,618	15,446,984
Julie McHugh	104,403,033	5,234,671	15,446,984
Catherine Moukheibir	106,410,985	3,226,719	15,446,984
Jay Shepard	107,209,046	2,428,658	15,446,984

2.	The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes
104,461,936	4,958,394	217,374	15,446,984

3.	The stockholders approved the Plan Amendment, based on the following votes:

For	Against	Abstain	Broker Non-Votes
104,066,785	5,404,112	166,807	15,446,984

4.	The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2026, based on the following votes:

For	Against	Abstain	Broker Non-Votes
121,957,895	2,783,154	343,639	-

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Amended and Restated 2019 Equity Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 18, 2026	By:	/s/ Ronald Silver
Name: Ronald Silver
Title: Interim Chief Financial Officer